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                                                                     Exhibit 24

                               POWER OF ATTORNEY

                           REGISTRATION STATEMENT FOR
            SECOND AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

          REGISTRATION STATEMENT FOR STOCK OPTION PLANS AND AGREEMENTS

                  Each person whose signature appears below appoints James S. Mahan, III or Robert F. Stockwell, jointly and severally, each in his own capacity, his true and lawful attorneys-in-fact, with full power of substitution for him and in his name, place and stead, in any and all capacities to sign the Registration Statements on Form S-8 referred to above and any amendments to the Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be signed in counterparts.

                         [Signatures on following page]




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                  IN WITNESS WHEREOF, each of the undersigned has executed this
Power of Attorney as of May 11, 2000.

                              /s/ Michel Akkermans
                              --------------------------------------------
                              Michel Akkermans

                              /s/ Robert W. Copelan
                              --------------------------------------------
                              Robert W. Copelan


                              /s/ Gregg S. Freishtat
                              --------------------------------------------
                              Gregg S. Freishtat


                              /s/ David C. Hodgson
                              --------------------------------------------
                              David C. Hodgson


                              /s/ James S. Mahan, III
                              --------------------------------------------
                              James S. Mahan, III


                              /s/ Joseph S. McCall
                              --------------------------------------------
                              Joseph S. McCall


                              /s/ Howard J. Runnion, Jr.
                              -----------------------------------
                              Howard J. Runnion, Jr.


                              /s/ Jackson L. Wilson, Jr.
                              -----------------------------------
                              Jackson L. Wilson, Jr.